November 14, 2000

THE LAZARD FUNDS, INC.
Supplement to Prospectus
Dated May 1, 2000

Listed below are estimated per share year-end distributions of ordinary income and capital gains for the Portfolios of The Lazard Funds, Inc. The indicated Portfolios will be paying dividends and capital gains, if any, on December 18, 2000. The record date will be December 14, 2000 and the ex-dividend date will be December 15, 2000.

                                Estimated Ordinary        Estimated Short-Term      Estimated Long-Term
                                  Income Dividend             Capital Gain             Capital Gain
Portfolio                            Per Share           Distribution Per Share   Distribution Per Share
---------------------------    --------------------     -----------------------   ----------------------

Lazard Equity                          $0.15                     $0.60                     $2.35

Lazard International Equity              -                       $0.17                     $1.42

Lazard International                     -                         -                         -
Fixed-Income*

Lazard Bond*                             -                         -                         -

Lazard Strategic Yield*                  -                         -                         -

Lazard Small Cap                       $0.08                       -                         -

Lazard Emerging Markets                $0.02                       -                         -

Lazard International Small Cap         $0.10                     $0.33                     $0.35

Lazard Global Equity                   $0.07                     $0.11                     $0.56

Lazard Mid Cap                         $0.01                       -                         -

Lazard High Yield*                       -                         -                         -

Please be advised that these estimates may change prior to payable date due to book/tax adjustments and changes in shares outstanding. You will be receiving formal tax information regarding your account from the Fund in January 2001. Please consult your tax advisor as to how these distributions may affect your individual tax returns.

*           Ordinary income dividends, if any, are paid on the last business day of the month.